DREYFUS EMERGING LEADERS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that Dreyfus Emerging Leaders Fund participated in the robust double-digit returns produced by the stock market as a whole during the six months ended February 28, 1997. For this half-year fiscal period, the Fund achieved a total return rate of 17.36%.* This compares with the return of 8.79% for our benchmark, the Russell 2000 Index of small capitalization stocks.**
ECONOMIC REVIEW
    Economic evidence in early 1997 indicates that real GDP growth has not slowed significantly. A key economic risk now developing lies in a further escalation of labor market tightness which could fuel faster wage inflation. This is reigniting fears of higher future price inflation, even while current prices are held low by the strong dollar. Market interest rates have recently been led higher by rising expectations for a Federal Reserve tightening in coming months, which could help temper demand and would support our view that we are still in a long economic cycle.
    In the household sector, confidence is soaring, job insecurity is disappearing and real wages are rising. Hence, consumer spending growth appears fairly solid in early 1997. Simultaneously, a rebound in production of consumer goods is underway, both to meet the demand and to replenish inventories left depleted at year-end. Elsewhere, capital goods orders have been slowing since last fall, while export orders are less strong in early 1997, somewhat hurt by the higher dollar. However, a rise in demand for consumer goods typically will attract imports, bolstering growth overseas; better foreign economic growth may help offset the higher dollar to sustain demand for U.S. exports.
    Although wages have been on the rise since the fall of 1996, price inflation has continued to decelerate. Hence, real wages are rising, rewarding productivity in many instances. The risks for the future from wage hikes that are driven by labor shortages are twofold: first, they may fuel overheating in the economy, ultimately promoting price inflation; second, they may slow profits for some companies. Profits are also vulnerable this year for import-competing companies and at multinationals that have not hedged their foreign currency exposure. Nonetheless, we expect overall profits to sustain steady growth in 1997.
    Market interest rates have shifted higher recently. Short-term rates are taking their cue from the Fed, expecting a tightening within a few months. Long-term rates, still within the trading range established over the last 12 months, have nevertheless trended higher. Announcement of a balanced Federal budget agreement would represent a positive development that could curtail the rise in bond yields.
    The economy will shortly begin its seventh expansion year, a trend that we believe could continue. A step by the Federal Reserve to tighten interest rates could prolong this favorable business cycle.
MARKET OVERVIEW
    The stock market activity encompassed by the six-month fiscal period under review was remarkable, by any standard. The Dow Jones Industrials began the period in early September in the 5700s, broke through 6000 by mid-October, churned around a bit in December, then resumed a steady rise, breaking the 7000-point barrier Valentine's week. But that was not the end of the story. In February, Federal Reserve Chairman Alan Greenspan returned to a theme he had initiated earlier - his worries about stock market excesses, which could bring about a need for raising interest rates. By the end of February, the market mood had changed. Investors were preoccupied with Greenspan's warnings, even though the Fed Chairman explained that the ongoing business expansion was moderate and did not appear to be inflationary.
    Nonetheless, a sell-off occurred in the last week of February, costing the DJIA 53.88 points for the week and sending the Standard & Poor's 500 down
10.95 points, the Nasdaq Composite 25.32 points and the Russell 2000 Index of small cap stocks 6.32 points. Even so, as February ended, the DJIA still held a gain of 1261.50 points for the preceding six months, the S&P 500 was up by 138.83 and Nasdaq by 167.50. Small caps, however, as measured by the Russell 2000, were showing an increase of only
66.41 points for the six-month period.
    As these varying results indicate, the market has been a highly selective one, closely attuned to such factors as interest rates and corporate profits. In this climate, larger companies appeared to fare better than smaller ones, and "value" stocks-sought after for their low price valuations-stood up better than growth stocks.
    Stock market sell-offs, when they occurred, were, however, gratifyingly short-lived. It appeared that some fundamentals gave the market resilience. One such factor was the continued high demand for stocks, particularly from those putting money away for retirement. The Investment Company Institute, the trade association of the mutual fund industry, reported that in January, 1997, mutual funds took in $29.39 billion in new money from investors. This smashed all previous records.
    Another supportive factor has been corporate profits. The Wall Street Journal calculated that, among the stocks in the Dow Jones Industry Groups, profits in the fourth quarter of 1996 were above security analysts' average estimates for 56% of the companies, below estimates for 27% and matched the estimates for 17% of companies analyzed.
    To judge by the market's performance, however, investors can quickly ignore the market's fundamental strengths, particularly when scared by a hint of higher interest rates, or by specific cases of disappointing profits. This latter factor has affected such market keystones as AT&T, but also shows up in recent valuations of some technology stocks, particularly the smaller capitalized ones.
    Thus, as the fiscal half-year ended, the mood of investors appeared to be hopeful, but very wary.
PORTFOLIO FOCUS
    The year can be characterized by two different investment environments. For the first half of the year, the Russell 2000, our benchmark, outperformed the more popular S&P 500. New money flows had the appetite for aggressive growth and smaller capitalization funds. After a significant setback midyear, however, investors lost some of their nerve and showed a marked preference for the perceived safety of the more liquid, blue chip names that populate the S&P 500. So far, this trend has continued into the new year. For the six-month period ended February 28, 1997, the Russell 2000 returned 8.79%, underperforming the S&P 500 by 13.7 percentage points.
    The Financial Services sector was this period's big winner on an absolute basis, and we remain constructive on this group for 1997. The best performing stock was Executive Risk, an underwriter of liability insurance, followed by regional bankers, City National and Colonial Bancgroup CI. A, and specialty property casualty insurer, Philadelphia Consolidated. The only financial stock that lost money for your Fund during this period was insurance broker Willis Corroon Group ADS. If we had been index-weighted instead of slightly underweighted and if we had had an exposure to REITs, that would have enhanced performance.
    Your portfolio experienced an outstanding six months in the Consumer Sector. The best individual stock in your portfolio was in this group, Helen of Troy, Ltd., a haircare and appliance company. Other strong contributors were casual shoe manufacturer Wolverine World Wide, and off-price retailer Stein Mart. Disappointing performance was registered by Profit Recovery Group International, a provider of accounts payable systems for retailers, and Sola International, an eyeglass lenses manufacturer. Our sector analysts continue to prospect in this area. It is an eclectic group that may have potential opportunities.
    Anticipating a stronger economy in 1997 led us to emphasize the Material & Processing sector, and this paid off for your Fund during this period. The star performer was Canadian waste management outfit Philip Environmental, followed by specialty derivative chemical manufacturer International Specialty Products and specialty chemical producer Crompton & Knowles Corp. Two underperformers were Strategic Distribution, Inc., a fast-growing industrial distributor and CFC International, an exciting newly public entity that manufactures specialty coating and holograms.
    Health Care continues not to be a good performing sector for the Russell 2000 index, but our stock selection has been very rewarding. Top performer Sepracor Inc., a manufacturer of improved versions of existing drugs, was followed closely by biotechnology producer Bone Care International and Algos Pharmaceutical, a niche pharmaceutical company. Mentor Corp., a medical products company, was the top performer in this sector last year, but the company's recent quarters have been disappointing even though its new product pipeline is very exciting. Nellcor, a medical products company, was undergoing a turnaround which was delayed and this became discounted in its stock price. We had been underrepresented in Health Care all year, but have been increasing our exposure this year based on the belief that the valuations have now reached reasonable levels.
    In the Capital Goods segment, we were participating in several themes. Top performer Thiokol Corp. is a commercial aerospace supplier to Boeing. Other successful ventures included value manufacturer Watts Industries and boat builder Avondale Industries. The only underperformer in this segment was Rohr Industries which is also a supplier to Boeing. It was one of the best performers for your Fund in the last report, but has been weak recently due to concerns about its McDonnell Douglas backlog in the face of the latter's merger with Boeing. We currently remain constructive on the Capital Goods segment this year due to the length of the aerospace cycle and the positive producer economy.
    The trickiest sector always seems to be Technology. Some of our best and worst stocks fall into this group. This six-month period was not kind to small cap technology stocks, especially those trading over the counter and boasting price/earning ratios greater than twenty-five. Winners for the Fund included Advanced Fibre Communications, a telephone equipment manufacturer, Novellus Systems, a semiconductor equipment manufacturer and International Network Services, a network consulting company. Losers included Trusted Information Systems, an encryption software company, followed by two corporate resellers of PCs, Inacom and Vanstar Corp. We are only market weighted in technology at this time.
    After having been the best performing sector of the Russell last year and for the Fund in the last report, Energy stocks fell victim to profit taking during this period combined with lower commodity prices as a result of the mild winter. Nevertheless, there were some great stocks in this category such as oil-services outfit National-Oilwell, Inc., and exploration and production company, Flores & Rucks, which was a top performer in the last report. The losers were last year's big winners: Pride Petroleum Services and Marine Drilling Companies. We continue to feel that an overweight in Energy is appropriate in 1997. We believe the positive fundamentals we saw last year still exist, and with the recent price correction in the group, the valuations are more compelling.

    In conclusion, we remain very constructive on small cap equities. We continue to seek industries in which there is opportunity for growth and the niche markets in which these companies are positioned.
    We thank you for your interest. You may be sure we will exert our best efforts on your behalf.
                   Sincerely,                           Sincerely,

               [Hilary Woods signature logo]   [Paul Kandel signature logo]
                   Hilary Woods                         Paul Kandel
                   Co-Portfolio Manager                 Co-Porfolio Manager

March 13, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.


DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS                                                                          FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks-91.6%                                                                                  Shares          Value
                                                                                                    -------          -------
  Consumer-15.1%                     Arbor Drugs...................                                  50,000    $     962,500
                                     Bush Industries, Cl. A.................                         44,000          885,500
                                     Culligan Water Technologies..........        (a)                25,000          975,000
                                     Dominick's Supermarkets..............        (a)                37,000          684,500
                                     Harte-Hanks Communications.............                         36,000          931,500
                                     Helen of Troy........................        (a)                50,000        1,237,500
                                     Lin Television.......................        (a)                20,000          830,000
                                     Mohawk Industries....................        (a)                38,000        1,002,250
                                     Sola International...................        (a)                25,000          650,000
                                     Stein Mart...........................        (a)                45,000        1,068,750
                                     Westpoint Stevens....................        (a)                28,700          990,150
                                     Westwood One.........................        (a)                50,000          931,250
                                     Wolverine World Wide...................                         33,000        1,171,500
                                                                                                                     -------
                                                                                                                  12,320,400
                                                                                                                     -------
  Energy-6.4%                        American Oilfield Divers.........            (a)                57,500          661,250
                                     Flores & Rucks.......................        (a)                20,000          900,000
                                     Global Industries....................        (a)                40,000          730,000
                                     Halter Marine Group..................        (a)                40,000          655,000
                                     Pride Petroleum Services.............        (a)                32,500          544,375
                                     Texas Meridian Resources.............        (a)                65,000          918,125
                                     TransMontaigne Oil...................        (a)                57,900          854,025
                                                                                                                     -------
                                                                                                                   5,262,775
                                                                                                                     -------
  Financial Services-19.4%           Amerin..............                          (a)               45,500          955,500
                                     Capital Re.............................                         18,000          778,500
                                     CapMAC Holdings........................                         25,000          818,750
                                     City National..........................                         39,000          945,750
                                     Colonial BancGroup.....................                         49,000        1,114,750
                                     Dime Bancorp.........................        (a)                55,000          962,500
                                     Enhance Financial Services Group.......                         26,000          897,000
                                     Executive Risk.........................                         25,000        1,203,125
                                     First Financial Caribbean..............                         28,000          763,000
                                     Frontier Insurance Group...............                         25,000        1,081,250
                                     Liberty.....................................                    20,500          843,062
                                     Life USA Holding.....................        (a)                80,000          836,250
                                     NAC Re.................................                         25,000          918,750
                                     Philadelphia Consolidated Holding....        (a)                38,000        1,125,750
                                     Symons International Group...........        (a)                60,000        1,005,000
                                     Terra Nova (Bermuda) Holdings, Cl. A...                         51,000        1,045,500
                                     Titan Holdings..............................                    33,000          532,125
                                                                                                                     -------
                                                                                                                  15,826,562
                                                                                                                     -------
  Health Care-16.9%                  Algos Pharmaceutical.......                (a)                  50,000          900,000
                                     ALPHARMA, Cl. A........................                         70,000          936,250
                                     Applied Analytical Industries........        (a)                25,000          625,000
                                     Bio-Rad Labs, Cl. A..................        (a)                30,000          791,250
                                     Bone Care International..............        (a)                75,000          750,000
                                     Cohr........................................ (a)                35,000          896,875
                                     CorVel...................................... (a)                30,000          836,250

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                           Shares            Value
                                                                                                    -------          -------
  Health Care (continued)            IDX Systems..........                        (a)                33,000     $  1,039,500
                                     Mentor......................................                    40,000          995,000
                                     OccuSystems..........................        (a)                30,000          705,000
                                     Physio-Control International.........        (a)                47,500          914,375
                                     Sepracor.................................... (a)                42,500        1,025,313
                                     Specialty Care Network...............        (a)               135,000        1,164,375
                                     Target Therapeutics..................        (a)                18,000        1,271,250
                                     Vivus....................................... (a)                17,000          939,250
                                                                                                                     -------
                                                                                                                  13,789,688
                                                                                                                     -------
  Materials & Processing-11.4%       AptarGroup......                                                27,500        1,093,125
                                     Cambrex................................                         26,000          871,000
                                     CFC International......................                         59,500          721,437
                                     Crompton & Knowles.....................                         42,500          807,500
                                     Geon........................................                    40,000          860,000
                                     Hexcel...................................... (a)                50,000          962,500
                                     International Specialty Products.....        (a)                80,000        1,070,000
                                     JLG Industries.........................                         45,000          832,500
                                     OM Group...............................                         35,000        1,015,000
                                     Osmonics.............................        (a)                40,000          770,000
                                     Strategic Distribution...............        (a)                100,000         368,750
                                                                                                                     -------
                                                                                                                   9,371,812
                                                                                                                     -------
  Producer Durables-8.6%             Aztec Manufacturing...                                          70,000          651,875
                                     Esterline Technologies...............        (a)                36,000          909,000
                                     Rohr........................................ (a)                47,000          851,875
                                     Special Devices......................        (a)                43,700          786,600
                                     Thermo Ecotek........................        (a)                50,000          750,000
                                     Thiokol.....................................                    21,500        1,198,625
                                     Titan Wheel International..............                         60,000          847,500
                                     Watts Industries, Cl. A................                         40,000        1,035,000
                                                                                                                     -------
                                                                                                                   7,030,475
                                                                                                                     -------
  Technology-12.8%                   Accent Color Sciences.......                 (a)                79,500          755,250
                                     Fusion Systems.......................        (a)                30,000          817,500
                                     HMT Technology.......................        (a)                40,000          765,000
                                     Infinity Financial Technology........        (a)                35,000          665,000
                                     Radiant Systems......................        (a)                96,000          912,000
                                     Sanmina..................................... (a)                 4,300          198,875
                                     Sierra Semiconductor.................        (a)                55,000          880,000
                                     Silicon Valley Group.................        (a)                42,000          897,750
                                     Simulation Sciences..................        (a)                62,000          837,000
                                     Transcrypt International.............        (a)                77,500          687,813
                                     VIASOFT..............................        (a)                24,500          882,000
                                     Ventana Medical Systems..............        (a)                72,500        1,305,000
                                     Vitesse Semiconductor................        (a)                20,000          838,750
                                                                                                                     -------
                                                                                                                  10,441,938
                                                                                                                     -------

DREYFUS EMERGING LEADERS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares           Value
                                                                                                    -------          -------
  Transport & Autos-1.0%             Aviall................                (a)                       75,000    $     834,375
                                                                                                                     -------
                                     TOTAL COMMON STOCKS
                                       (cost $67,611,613)...................                                     $74,878,025
                                                                                                                     =======

                                                                                                   Principal
Short-Term Investments-5.0%                                                                         Amount
                                                                                                    -------
  U.S. Treasury Bills:               4.82%, 3/6/97...........                                $       43,000    $      42,969
                                     5%, 4/3/97...........................        (b)             1,292,000        1,286,096
                                     5%, 4/10/97............................                         76,000           75,578
                                     5%, 4/17/97............................                        590,000          586,018
                                     5.02%, 5/1/97..........................                        582,000          577,024
                                     4.98%, 5/8/97..........................                        994,000          984,537
                                     4.95%, 5/15/97.........................                        162,000          160,293
                                     4.97%, 5/22/97.........................                        363,000          358,818
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $4,071,692)....................                                    $  4,071,333
                                                                                                                     =======
TOTAL INVESTMENTS (cost $71,683,305)........................................                          96.6%      $78,949,358
                                                                                                       ====          =======
CASH AND RECEIVABLES (NET)..................................................                           3.4%     $  2,752,918
                                                                                                       ====          =======
NET ASSETS..................................................................                         100.0%      $81,702,276
                                                                                                       ====          =======


Notes to Statement of Investments:
    (a)    Non-income producing.
    (b)Partially held by broker as collateral for open short positions.

STATEMENT OF SECURITIES SOLD SHORT                                                            FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks                                                                                  Shares                 Value
                                                                                               -------               -------
Target Therapeutics
    (proceeds  $1,304,956)..................................................                    20,000          $  1,412,500
                                                                                                                     =======








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                   Cost              Value
                                                                                                 -------             ------
ASSETS:                          Investments in securities-See Statement of Investments      $71,683,305        $78,949,358
                                 Cash.......................................                                        173,979
                                 Receivable for investment securities sold..                                      3,278,853
                                 Receivable from brokers for proceeds on
                                 securities sold short......................                                      1,304,956
                                 Receivable for shares of Common Stock subscribed                                    90,276
                                 Dividends and interest receivable..........                                         29,008
                                 Prepaid expenses...........................                                         18,177
                                                                                                                    -------

                                                                                                                 83,844,607
                                                                                                                    -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       54,663
                                 Due to Distributor.........................                                         15,804
                                 Securities sold short, at value
                                 (proceeds $1,304,956 )-see statement.......                                      1,412,500
                                 Payable for shares of Common Stock redeemed                                        371,829
                                 Payable for investment securities purchased                                        246,100
                                 Accrued expenses...........................                                         41,435
                                                                                                                    -------

                                                                                                                  2,142,331
                                                                                                                    -------
NET ASSETS..................................................................                                    $81,702,276
                                                                                                                    =======
REPRESENTED BY:                  Paid-in capital............................                                    $72,252,883
                                 Accumulated investment (loss)..............                                       (153,372)
                                 Accumulated net realized gain (loss) on investments                              2,444,256
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and securities sold short-Note 4(b)                               7,158,509
                                                                                                                    -------
NET ASSETS..................................................................                                    $81,702,276
                                                                                                                    =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      3,995,176
NET ASSET VALUE, offering and redemption price per share....................                                         $20.45
                                                                                                                    =======


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Interest...................................                    $   164,500
                                 Cash dividends (net of $1,548 foreign taxes
                                     withheld at source)....................                         93,895
                                                                                                     ------
                                       Total Income.........................                                    $   258,395
EXPENSES:                        Management fee-Note 3(a)...................                        263,202
                                 Shareholder servicing costs-Note 3(b)......                        120,110
                                 Registration fees..........................                         25,447
                                 Professional fees..........................                         12,762
                                 Directors' fees and expenses-Note 3(c).....                         10,664
                                 Prospectus and shareholders' reports.......                          9,575
                                 Custodian fees-Note 3(b)...................                          5,435
                                 Interest-Note 2............................                          2,214
                                 Loan commitment fees-Note 2................                            463
                                 Miscellaneous..............................                            484
                                                                                                     ------
                                       Total Expenses.......................                        450,356
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (38,416)
                                                                                                     ------
                                       Net Expenses.........................                                        411,940
                                                                                                                     ------
INVESTMENT (LOSS)...........................................................                                       (153,545)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $3,853,094
                                 Net unrealized appreciation (depreciation) on investments
                                     and securities sold short..............                      3,558,225
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      7,411,319
                                                                                                                     ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $7,257,774
                                                                                                                     ======






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Six Months Ended
                                                                                              February 28, 1997  Year Ended
                                                                                                  (Unaudited)  August 31, 1996*
                                                                                                   ---------       ---------
OPERATIONS:
    Investment income (loss)-net...........................................                   $     (153,545)  $      23,306
    Net realized gain (loss) on investments................................                        3,853,094       2,256,949
    Net unrealized appreciation (depreciation) on investments..............                        3,558,225       3,600,284
                                                                                                     -------         -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......                        7,257,774       5,880,539
                                                                                                     -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net..................................................                            ---           (23,133)
    Net realized gain on investments.......................................                       (3,665,787)          ---
                                                                                                     -------         -------
      Total Dividends......................................................                       (3,665,787)        (23,133)
                                                                                                     -------         -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                       91,686,368      79,911,023
    Dividends reinvested...................................................                        3,575,813          22,761
    Cost of shares redeemed................................................                      (54,358,346)    (48,584,736)
                                                                                                     -------         -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....                       40,903,835      31,349,048
                                                                                                     -------         -------
          Total Increase (Decrease) in Net Assets..........................                       44,495,822      37,206,454
NET ASSETS:
    Beginning of Period....................................................                       37,206,454           ---
                                                                                                     -------         -------
    End of Period..........................................................                     $ 81,702,276    $ 37,206,454
                                                                                                     =======         =======
UNDISTRIBUTED INVESTMENT INCOME (LOSS)-NET.................................                     $   (153,372)     $      173
                                                                                                     -------         -------
                                                                                                     Shares           Shares
                                                                                                     -------         -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                        4,476,309       4,681,074
    Shares issued for dividends reinvested.................................                          181,883           1,453
    Shares redeemed........................................................                       (2,655,467)     (2,690,076)
                                                                                                     -------         -------
      Net Increase (Decrease) in Shares Outstanding........................                        2,002,725       1,992,451
                                                                                                     =======         =======
______________________________
    *From September 28, 1995 (commencement of operations) to August 31, 1996.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Six Months Ended        Year Ended
                                                                                    February 28, 1997        August 31,
PER SHARE DATA:                                                                        (Unaudited)              1996(1)
                                                                                       ----------           ------------
    Net asset value, beginning of period................................                 $18.67              $12.50
                                                                                           ----                ----
    Investment Operations:
    Investment income (loss)-net........................................                   (.04)                .03
    Net realized and unrealized gain (loss)
      on investments....................................................                   3.23                6.17
                                                                                           ----                ----
    Total from Investment Operations....................................                   3.19                6.20
                                                                                           ----                ----
    Distributions:
    Dividends from investment income-net................................                      -                (.03)
    Dividends from net realized gain on investments.....................                  (1.41)                  -
                                                                                           ----                ----
    Total Distributions.................................................                  (1.41)               (.03)
                                                                                           ----                ----
    Net asset value, end of period......................................                 $20.45              $18.67
                                                                                           ====                ====
TOTAL INVESTMENT RETURN(3)..............................................                  17.36%              46.09% (2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(3)..........................                    .70%               1.16%
    Ratio of net investment income (loss)
      to average net assets(3)..........................................                   (.26%)               .09%
    Decrease reflected in above expense ratios
      due to undertaking by the Manager(3)..............................                    .07%                .36%
    Portfolio Turnover Rate(3)..........................................                  92.15%             203.66%
    Average commission rate paid(4).....................................                 $.0586              $.0554
    Net Assets, end of period (000's Omitted)...........................                $81,702             $37,206
_______________________________
    (1)  From September 28, 1995 (commencement of operations) to August 31, 1996.
    (2)  Calculated based on net asset value on the close of business on September 29, 1995 (commencement of initial offering) to
    August 31, 1996.
    (3)  Not annualized.
    (4)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Emerging Leaders Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At February 28, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding under a previous line of credit during the period ended February 28, 1997 was approximately $38,000, with a related weighted average annualized interest rate of 5.86%. The maximum amount borrowed under this line of credit at any time during the period ended February 28, 1997 was $2.1 million.

DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.40% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $38,416 during the period ended February 28, 1997.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1997, the Fund was charged an aggregate of $73,112 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,615 during the period ended February 28, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended February 28, 1997, $5,435 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective March 1, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended February 28, 1997 is summarized as follows:

                                                                                Purchases                  Sales
                                                                                 ---------               ---------
Long transactions...............................................               $83,358,214             $49,622,097
Short sale transactions.........................................                 3,291,021               2,747,987
                                                                                 ---------               ---------
    TOTAL.......................................................               $86,649,235             $52,370,084
                                                                                 =========               =========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a DREYFUS EMERGING LEADERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) segregated account with a broker and the custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at February 28, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    (B) At February 28, 1997, accumulated net unrealized appreciation on investments and securities sold short was $7,158,509, consisting of $9,212,565 gross unrealized appreciation and $2,054,056 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS EMERGING LEADERS FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            259SA972
[Dreyfus logo]
Registration Mark
Emerging Leaders
Fund
Semi-Annual
Report
February 28, 1997